UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 26, 2016

Avon Products, Inc.
(Exact name of registrant as specified in charter)

New York	1-4881	13-0544597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
777 Third Avenue
New York, N.Y. 10017-1307
(Address of principal executive offices) (Zip Code)
(212) 282-5000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the 2016 Annual Meeting of Shareholders (the "2016 Annual Meeting") of Avon Products, Inc. (the "Company") held on May 26, 2016, the Company’s shareholders, upon the recommendation of the Board of Directors, approved the Avon Products, Inc. 2016 Omnibus Incentive Plan (the "Plan"). Pursuant to the terms of the Plan, the Company may provide equity and other awards to its key employees and non-employee directors, including grants of stock options, which may be either incentive stock options eligible for special tax treatment or non-qualified stock options, stock appreciation rights (“SARs”), restricted share awards, restricted stock units and other awards. There are 48 million shares available for issuance under the Plan. The maximum number of shares available will be reduced as follows: (i) for grants of stock options or SARs, by each share subject to such an award and (ii) for grants of any other award (other than stock options and SARs) by 2.4 multiplied by each share subject to such an award. The foregoing summary is qualified by reference to the text of the Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

On May 9, 2016, the Compensation and Management Development Committee (the “Committee”) of the Board approved a form of Retention Restricted Stock Unit Award Agreement (the “Form Retention RSU Agreement”), a form of Restricted Stock Unit Award Agreement (the “Form RSU Agreement”), a form of Performance Contingent Restricted Stock Unit Award Agreement (the “Form Performance RSU Agreement”), a form of Stock Option Award Agreement (the “Form Stock Option Award Agreement”) and a form of Stock Appreciation Right Certificate Agreement (the “Form SAR Agreement”) (collectively, the “Agreements”) under the Plan, pursuant to which the Company will grant various awards to its senior officers, including its named executive officers, from time to time. The foregoing does not constitute a complete summary of the terms of the Agreements, and reference is made to the complete text of the Agreements which are attached hereto as exhibits and are incorporated herein by reference.

A more detailed summary of the Plan can be found in the Company’s Proxy Statement for the 2016 Annual Meeting filed with the Securities and Exchange Commission on April 15, 2016 (the "Proxy Statement"). The foregoing and the summary in the Proxy Statement are not complete summaries of the terms of the Plan and are qualified by reference to the text of the Plan, which is filed herewith as Exhibit 10.1 and incorporated herein by reference.
Item 5.07 Submission of Matters to a Vote of Security Holders.
The final results of voting on each of the matters submitted to a vote of shareholders at the 2016 Annual Meeting are set forth below.

1. Each of the director nominees listed below were elected for one-year terms expiring in 2017:

	Votes For	Withheld	Broker Non-Votes
W. Don Cornwell	424,430,256	5,286,408	41,924,970
Nancy Killefer	422,749,823	6,966,842	41,924,970
Susan J. Kropf	426,628,872	3,087,792	41,924,970
Helen McCluskey	422,181,871	7,534,793	41,924,970
Sherilyn S. McCoy	423,460,659	6,256,005	41,924,970
Charles H. Noski	424,755,390	4,961,275	41,924,970
Cathy D. Ross	425,924,239	3,792,426	41,924,970

2. The advisory vote on executive compensation was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
350,548,515	78,168,292	1,004,605	41,924,970

3. The Company's 2016 Omnibus Incentive Plan was approved:

Votes For	Votes Against	Abstentions	Broker Non-Votes
404,293,018	24,387,054	1,041,341	41,924,970

4. The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2016 was ratified:

Votes For	Votes Against	Abstentions
468,423,938	2,471,511	750,934

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit 10.1	Avon Products, Inc. 2016 Omnibus Incentive Plan (incorporated by reference to Appendix B to Avon's Proxy Statement as filed on April 15, 2016).
Exhibit 10.2	Form of Retention Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan
Exhibit 10.3	Form of Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan
Exhibit 10.4	Form of Performance Contingent Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan
Exhibit 10.5	Form of Stock Option Award Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan
Exhibit 10.6	Form of Stock Appreciation Right Certificate Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVON PRODUCTS, INC.
(Registrant)

By	/s/ Jeff Benjamin
Name: Jeff Benjamin
Title: Senior Vice President, General Counsel and Chief Ethics & Compliance Officer

Date: May 26, 2016

EXHIBIT INDEX

Exhibit 10.1	Avon Products, Inc. 2016 Omnibus Incentive Plan (incorporated by reference to Appendix B to Avon's Proxy Statement as filed on April 15, 2016).
Exhibit 10.2	Form of Retention Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan
Exhibit 10.3	Form of Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan
Exhibit 10.4	Form of Performance Contingent Restricted Stock Unit Award Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan
Exhibit 10.5	Form of Stock Option Award Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan
Exhibit 10.6	Form of Stock Appreciation Right Certificate Agreement under the Avon Products, Inc. 2016 Omnibus Incentive Plan